BlackRock FundsSM

BlackRock Exchange Portfolio

(the “Fund”)

Supplement dated August 30, 2017

to the Prospectus of the Fund, dated April 28, 2017 (the “Prospectus”)

Effective September 5, 2017, the Prospectus is amended as follows:

The following disclosure is added as the second paragraph to the section of the Prospectus entitled “Account Information—How to Buy and Sell Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order”:

Your redemption proceeds typically will be sent one to two business days after your request is submitted, but in any event, within seven days.

Shareholders should retain this Supplement for future reference.

PRO-EX-BLK-0817SUP